Amendment to the Collaborative Research Agreement

         This Agreement (the "2000 Amendment") is entered into as of March 1, 2000 by and between Pfizer Inc. ("Pfizer"), a Delaware corporation, having an office at 235 East 42nd Street, New York, New York 10017 and its Affiliates and Microcide Pharmaceuticals, Inc. ("Microcide"), a California corporation, having an office at 850 Maude Avenue, Mountain View, California 94043.

         Whereas, the parties have previously entered into a Collaborative Research Agreement (the "1996 Research Agreement") dated as of March 1, 1996 and amended as of May 6, 1998, (the "1998 Amendment") and a License and Royalty Agreement (the "1996 License Agreement") dated as of March 1, 1996.

Now Therefore, in consideration of the mutual convenants and promises set forth in the 1996 Research Agreement and the 1998 Amendment, the parties agree as follows:

1) The following sentence s]hall be added to the end of Section 2.2 of the 1996 Research Agreement:

"The Annual Research Plan for Commitment Year 5, shall be appended to and made a part of the Agreement as Exhibit C and shall be effective as of March 1, 2000."

2) Section 3.2 of the 1996 Research Agreement shall be deleted and replaced by the following:

         Commitment Year                             Annual Commitment

               1                                          $4.2MM
               2                                          $4.2MM
               3                                          $4.2MM
               4                                          $4.2MM
               5                                          $2.1MM

3) Section 3.3 of the 1996 Research Agreement shall be deleted and replaced by the following:


"Payments by Pfizer to cover Microcide's total, full-time employees (FTEs) devoted to the Research Program [*]. Such payments shall be used by Microcide to perform the Research Program. Microcide shall dedicate at least [*] ([*]) FTEs to perform the Research Program and conduct the Annual Research Program Plan during [*]."


Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



[*] Confidential Treatment Requested

All other terms and conditions of 1996 Research Agreement, the 1996 License Agreement and 1998 Amendment shall remain the same and in full force and effect.

Please indicate agreement by signing below. Return an executed original to Dr. Edward D. Pagani at Pfizer Central Research.

Agreed:  Microcide Pharmaceuticals, Inc.  Agreed:  Pfizer Inc.

By:  /s/ James E. Rurka                   By:  /s/  George M. Milne, Jr.
     ----------------------------------        --------------------------------
         Mr. James E. Rurka                         Dr. George M. Milne, Jr.
         President and CEO                          President, Pfizer Central
                                                    Research

Date:    March 6, 2000                    Date:     March 1, 2000

                                                 MICROCIDE PHARMACEUTICALS, INC.
                                                                    CONFIDENTIAL



                                    Exhibit C

                                       [*]



[*] Confidential Treatment Requested

                                   Addendum A

                                      [*]





[*] Confidential Treatment Requested

Pfizer-Microcide                                                      01/07/2000
Confidential

                                      [*]


                                   Addendum B



[*] Confidential Treatment Requested